Exhibit 7

ADDENDUM TO EMPLOYMENT AGREEMENT MADE AND ENTERED INTO IN THE CITY OF MONTREAL, PROVINCE OF QUEBEC, AS OF THE 30TH DAY OF MAY 2001


BY AND BETWEEN:

         PIZZA DONINI.COM INC.
         Body politic duly constituted according to Law, having its Head Office and principal place of business at 9520 L'Acadie Boulevard, Suite 221, Montreal, Quebec, herein duly represented by Mr. Peter Deros, its representative, duly authorized for these purposes,

         (hereinafter referred to as "DONINI.COM")

AND:

         SARKIS TSAOUSSIAN
         residing and domiciled at 561 Carleton, Chomedey, Laval, Quebec, H7W
         4R1

         (hereinafter referred to as "SARKIS")


WHEREAS SARKIS has been an employee of either DONINI.COM or its sole shareholder, Pizza Donini Inc., since 1992 and is currently the President and Chief Operating Officer of DONINI.COM;

WHEREAS Pizza Donini Inc. is currently a wholly owned subsidiary of Donini, Inc., a New Jersey corporation;

WHEREAS, the parties wish to set forth certain conditions of employment in addition to those currently agreed upon between the parties, the whole as provided more fully herein;

The parties hereby agree as follows:

1. That the preamble to the present Agreement shall form an integral part hereof as if it were recited at length herein for all legal purposes.

2. SARKIS shall continue to provide such management and administrative services to DONINI.COM and to such other related and affiliated companies as the Chief Executive Officer of Donini, Inc. shall direct from time to time, including but not limited to Donini, Inc. and Pizza Donini Inc.

3. For services rendered in the past and as an inducement for the continued employment and efforts of SARKIS to DONINI.COM and/or to any of its subsidiaries, affiliates, parent corporation or related companies, DONINI.COM shall cause Donini, Inc., the parent corporation of Pizza Donini Inc., to issue to SARKIS on or before August 30th, 2001 thirty-five thousand (35,000) shares of its common stock, as fully paid and non-assessable.

4. In addition to the stock of Donini, Inc., as stipulated above, and to any remuneration currently received or to be received in the future, SARKIS shall be entitled to receive, the following options to purchase shares of Donini, Inc., the parent corporation of Pizza Donini Inc.:

         a) Ninety-one (91) days following the commencement of trading (the "effective date") of the stock of Donini, Inc. on the Over-the-Counter Bulletin Board or Nasdaq, SARKIS shall receive an option to purchase a maximum of thirty-five thousand (35,000) shares of common stock of Donini, Inc., at an exercise price equal to 110% of the five (5) day average trading price immediately following the first ninety (90) days of trading of the common stock of Donini, Inc. on the Over-the-Counter Bulletin Board or Nasdaq, provided however that the exercise price of the stock is not less than fifty percent (50%) of the average of the five (5) highest closing prices during the ninety (90) day period immediately following commencement of trading. The option granted may be exercised at any time between the ninety-sixth (96th) day following the effective date and twenty-four (24) months following the granting of the option;

         b) Twelve (12) months following the granting of the option described in sub-paragraph 4a) hereof, an option to purchase fifty thousand (50,000) shares of common stock of Donini, Inc. at an exercise price equal to 110% of the five (5) day average trading price immediately following the granting of the option described in this sub-paragraph, provided however that the exercise price of the stock is not less than fifty percent (50%) of the average of the five (5) highest closing prices during the ninety (90) day period immediately following commencement of trading, which option may be exercised at any time within twenty-four (24) months following the granting of the said option;

         c) Twenty-four (24) months following the granting of the option described in sub-paragraph 4a) hereof, an option to purchase seventy-five thousand (75,000) shares of common stock of Donini, Inc. at an exercise price equal to 110% of the five
                  (5) day average trading price immediately following the granting of the option described in this sub-paragraph, provided however that the exercise price of the stock is not less than fifty percent (50%) of the average of the five (5) highest closing prices during the ninety (90) day period immediately following commencement of trading, which option may be exercised within twenty-four (24) months following the granting of the said option;

         d) For the purposes of the shares of common stock to be issued pursuant to paragraph 4 hereof and for the purposes of the options granted pursuant to sub-paragraphs a), b) and c) hereof, Donini, Inc. hereby intervenes into the present Agreement and undertakes to issue and grant to SARKIS the common stock and options to acquire shares of its common stock. All shares issued pursuant to the terms hereof and to the options granted herein shall be subject to all applicable federal and state securities legislation, regulations and policies, including all rules regarding the disposition of shares by insiders.

         e) In the event that SARKIS shall cease to provide any services to any of DONINI.COM, its subsidiaries, affiliates, related companies or parent corporations prior to the granting of any of the options described in this paragraph 3 then SARKIS shall forfeit the right to receive any option hereunder that has yet to be granted by Donini, Inc..

5. During the term of SARKIS' employment with DONINI.COM or any of its subsidiaries, affiliates, parent corporation or related companies and for a period of three (3) years thereafter, SARKIS shall not, directly or indirectly, alone, in concert or partnership with others, through a prete-nom or company either as an employee, director, shareholder, lender, principal, officer, investor, associate or consultant, compete with the business of DONINI.COM, its subsidiaries, affiliates, parent corporation or related companies, nor shall he offer assistance or advice to any competing business or businesses. SARKIS hereby acknowledges and agrees that any breach of the obligations enumerated herein shall cause irreparable prejudice to DONINI.COM, its subsidiaries, affiliates, parent corporation, related companies and the stockholders of the parent corporation.

6. SARKIS acknowledges that during his employment with DONINI.COM, its subsidiaries, affiliates, parent corporation and related companies, he has been and shall continue to be privy to confidential information and trade secrets belonging to DONINI.COM, its subsidiaries, affiliates, parent corporation and related companies as it relates to the products, designs, business plans, contracts, proposals, business opportunities, finances, research, development, know-how, personnel, or third-party confidential information of DONINI.COM, its subsidiaries, affiliates, parent corporation and related companies to which SARKIS may have access and the terms and conditions of this Agreement. For and in consideration of the entering into of this Agreement and in consideration of the options granted herein, SARKIS undertakes not to divulge any of the aforementioned information to any person, entity, corporation or authority, nor to use such information for his benefit or the benefit of anyone other than DONINI.COM, its subsidiaries, affiliates, its parent corporation and related companies at any time during his employment or thereafter. SARKIS hereby acknowledges and agrees that any breach of the obligations enumerated herein shall cause irreparable prejudice to DONINI.COM, its subsidiaries, affiliates, parent corporation and the stockholders of the parent corporation.

7. Upon the termination of this Agreement, SARKIS shall return to DONINI.COM all books, records, material, customer and supplier lists, confidential information, franchisee lists and documents and all other material, whether written, electronic or other, in respect of DONINI.COM's operations and those of subsidiaries, affiliates, parent corporation, related companies, shareholders, franchisees, lenders, suppliers, customers and other business contacts of any nature whatsoever and shall not retain any copies, records or other similar information.

8. This Agreement shall be interpreted in accordance with the Laws of Quebec and any and all disputes shall be submitted to the appropriate court for the District of Montreal.

9. This Agreement was drafted in English at the request of the parties hereto. La presente Convention a ete redigee en anglais a la demande des parties aux presentes.


AND THE PARTIES HAVE SIGNED AT THE PLACE AND AS OF DATE ENUMERATED HEREINABOVE.


PIZZA DONINI.COM INC.


Per: /s/ PETER DEROS
     -------------------------
     Peter Deros
     Duly authorized for these purposes

/s/ SARKIS TSAOUSSIAN
-------------------------
SARKIS TSAOUSSIAN


DONINI, INC.


Per: /s/ PETER DEROS
     -------------------------
     Peter Deros,
     Duly authorized for the purposes
     stated herein